                         LEHMAN BROTHERS HOLDINGS INC.

                       1994 EMPLOYEE STOCK PURCHASE PLAN

                 The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Lehman Brothers Holdings Inc., effective as of June 1, 1994, or such later date as is determined by the Committee, subject to approval by the shareholders of the Company.

                 1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.
It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                 2.       Definitions.

                          (a)     "Board" shall mean the Board of Directors of
the Company.

                          (b)     "Committee" shall mean the committee selected
by the Board to administer the Plan, each member of which shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                          (c)     "Code" shall mean the Internal Revenue Code
of 1986, as amended.

                          (d)     "Common Stock" shall mean the Common Stock of
the Company, $0.10 par value per share.

                          (e)     "Company" shall mean Lehman Brothers Holdings
Inc. a Delaware corporation.

                          (f)     "Compensation" shall mean the total cash
remuneration (whether or not denominated in United States dollars) received by an Employee from the Company or a Subsidiary as salary, wages or other compensation.

                          (g)     "Designated Subsidiaries" shall mean Lehman
Brothers Inc. and the other Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                          (h)     "Employee" shall mean any individual who is
an employee of the Company or any Designated Subsidiary for purposes of tax withholding under the Code; provided, however, that the Committee may, in its discretion, exclude such individuals whose customary employment with the Company or any Designated Subsidiary is twenty (20) hours or less per week, or not more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. Notwithstanding the above, no person shall be an Employee whose participation in the Plan is prohibited by applicable local law.

                          (i)     "Enrollment Date" shall mean the first day of
each Offering Period.

                          (j)     "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

                          (k)     "Exercise Date" shall mean the last day of
each Offering Period.

                          (l)     "Fair Market Value" shall mean, as of any
date, the value of Common Stock determined as follows:

                                        (1)  If the Common Stock is listed on
any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), its Fair Market Value shall be the mean between the highest and lowest quoted selling prices for the Common Stock (or the mean of the lowest bid and highest asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                                        (2)  If the Common Stock is quoted on
NASDAQ (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or





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
                                        (3)  In the absence of an established
market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

                          (m)     "Insider" shall mean any person who is
considered an "insider" with respect to the Company under Section 16 of the Exchange Act.

                          (n)     "Offering Period" shall mean a period of
approximately three months, commencing on the first Trading Day on or after the first day of each calendar quarter and terminating on the last Trading Day on or prior to the last day of each calendar quarter.

                          (o)     "Plan" shall mean this Lehman Brothers
Holdings Inc. 1994 Employee Stock Purchase Plan.

                          (p)     "Purchase Price" shall mean an amount equal
to 85% of the Fair Market Value of one share of Common Stock on the Exercise Date, or such other percentage (which may be no less than 85% and no more than 100%) of such Fair Market Value as may be set by the Committee at the beginning of an Offering Period.

                          (q)     "Reserves" shall mean the number of shares of
Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                          (r)     "Subsidiary" shall mean a corporation which
is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

                          (s)     "Parent" shall mean a corporation which is a
"parent corporation" of the Company within the meaning of Section 424(e) of the Code.

                          (t)     "Trading Day" shall mean a day on which
national stock exchanges and NASDAQ are open for trading.

                 3.       Eligibility.

                          (a)     All Employees shall be eligible to
participate in the Plan.

                          (b)     Any provisions of the Plan to the contrary
notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee would own stock (together with stock owned by any other person or entity that would be attributed to such Employee pursuant to Section 424(d) of the
Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of Section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. The limitation described in clause (ii) of the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

                 4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods commencing June 1, 1994, or such later date as chosen by the Committee, and continuing thereafter until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

                 5.       Participation.

                          (a)  An eligible Employee may become a participant in
the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Human Resources office at least fifteen (15) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Offering Period.

                          (b)  Payroll deductions for a participant shall
commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

                 6.       Payroll Deductions.

                          (a)  At the time a participant files his or her
subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount (expressed as a whole number percentage) not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that in no event may any participant have payroll deductions made for any Offering Period which would result in the aggregate amount of such deductions for the calendar year containing such Offering Period to exceed $15,000.

                          (b)  All payroll deductions made for a participant
shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                          (c)  (i) Subject to Section 6(c)(ii) hereof, a
participant may discontinue his or her participation in the Plan, as provided in Section 10 hereof, at any time during the Offering Period prior to the Exercise Date. Once an Offering Period has commenced, a participant may not increase or decrease the rate of his or her payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate of his or her payroll deductions for the next succeeding Offering Period, by completing or filing with the Company a new subscription agreement, at least fifteen (15) business days prior to the end of that Offering Period, authorizing a change in payroll deduction rate. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                                  (ii) Sections 6(c)(i) and 10 hereof
notwithstanding, the Committee may require that any election by an Insider to make payroll deductions during an Offering Period, or to increase or decrease the rate of such payroll deductions, shall be made pursuant to an irrevocable election at least six months prior to the Exercise Date to which such election relates. For this purpose, the Committee may allow Insiders to make standing elections that will remain in effect for consecutive Offering Periods until revoked or changed by the Insider pursuant to a subsequent six-month advance irrevocable election.

                          (d)  Notwithstanding the foregoing, a participant's
payroll deductions may be decreased to 0% at any time, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering

Period in the succeeding calendar year, unless terminated by the participant as provided in Section 10 hereof.

                          (e)  At the time the option is exercised, in whole or
in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

                 7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided, however, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof; provided, however, that the Committee may, in its discretion, prior to any Offering Period determine a maximum number of shares subject to an option granted hereunder. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and the option shall expire on the last day of the Offering Period.

                 8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and, subject to the limitations set forth in Sections 3(b), 7 and 12 hereof, the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. Fractional shares may be purchased if so determined by the Committee; if the purchase of fractional shares is not permitted, any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by the participant.

                 9. Issuance; Delivery; Restriction. The shares of Common Stock purchased for a participant on the last day of an Offering Period shall be deemed to have been issued by the Company for all purposes as of the Exercise Date. Prior to such date, none of the rights and privileges of a shareholder of a Company shall exist with respect to such of Common Stock. Certificates representing shares of Common Stock acquired under the Plan shall be held by the Company and delivered to, or in accordance with the direction of, participants only upon (A) the expiration (or earlier termination at the discretion of the Committee) of the "Withholding Period" (as defined below),
(B) the termination of the employment of such participant by the Company or any Designated Subsidiary or (C) the written request of a participant to deliver share certificates in connection with an intended disposition or transfer of shares of Common Stock represented thereby. Promptly following the occurrence of either of the events described in clauses (A), (B) or (C) above, the Company shall issue and deliver, or cause its transfer agent to so issue and deliver, to or for the account of each acquiring participant a certificate representing the shares of Common Stock acquired by such Participant during such Offering Period, provided that the Company shall be permitted to condition its delivery of such certificates upon the agreement of such participant to allow certain federal income tax withholdings as may be required to be made by the Company under applicable law. For purposes of this Section 9, the "Withholding Period" shall mean the period commencing on the Exercise Date and ending on the later to occur of (i) the second anniversary of the Enrollment Date with respect to such Exercise Date and (ii) the first anniversary of the Exercise Date.

                 10.      Withdrawal; Termination of Employment.

                          (a)  Subject to any limitations on Insiders imposed
by the Committee pursuant to Section 6(c)(ii) hereof, a participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the last business day of an Offering Period by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from the Plan during an Offering Period, he or she may resume participation for a subsequent Offering Period by delivering to the Company a new subscription agreement at least fifteen (15) business days prior to the Enrollment Date for such Offering Period.

                          (b)  Upon a participant's ceasing to be an Employee,
for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

                          (c)  A participant's withdrawal from an Offering
Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

                 11.      Interest.

                 No interest or other increment shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

                 12.      Stock.

                          (a)  The maximum number of shares of Common Stock
which shall be made available for sale under the Plan shall be 6,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                          (b)  No participant will have an interest or voting
right in shares covered by his option until such option has been exercised.

                          (c)  Shares to be delivered to a participant under
the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

                 13.      Administration.

                          (a)  Administrative Body.  The Plan shall be
administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Committee shall not be permitted to participate in the Plan.

                          (b)  Rule 16b-3 Limitations.  Notwithstanding the
provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Exchange Act, or any successor provision, provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

                 14.      Designation of Beneficiary.

                          (a)  A participant may file a written designation of
a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares or cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

                          (b)  Such designation of beneficiary may be changed
by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant.

                 15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such





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
attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

                 16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                 17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, within such time as the Committee may reasonably determine, which statements will set forth the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

                 18.      Adjustments Upon Changes in Capitalization.

                          (a)  Changes in Capitalization.  Subject to any
required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                          (b)  Dissolution or Liquidation.  In the event of the
proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

                          (c)  Merger or Asset Sale.  In the event of a
proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

                 The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

                 19.      Amendment or Termination.

                          (a)  The Board may at any time and for any reason
terminate or amend the Plan.  Except as provided in Section 18





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
hereof, no such termination may adversely affect options previously granted; provided, that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in
Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

                          (b)  Without stockholder consent and without regard
to whether any participant rights may be considered to have been "adversely affected," the Committee shall be entitled to change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Committee finds, in its sole discretion, advisable and consistent with the Plan.

                 20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                 21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                 22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten
(10) years thereafter unless sooner terminated under Section 19 hereof.

                 23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, Insiders shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                         LEHMAN BROTHERS HOLDINGS INC.

                       1994 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


         Original Application              Enrollment Date:
- --                                                         --------------
         Change in Payroll Deduction Rate
- --
         Change of Beneficiary(ies)
- --

1.                                                  hereby elects to
         ------------------------------------------
         participate in the Lehman Brothers Holdings, Inc. 1994 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.       I hereby authorize payroll deductions from each paycheck in the amount
         of       % (a whole number not to exceed 10%) of my Compensation on
            ------
         each payday during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option on the Exercise Date.

4. I have received a copy of the complete "Lehman Brothers Holdings Inc. 1994 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse
         Only):
                ---------------------------------------------------------------

         ----------------------------------------------------------------------.

6. I understand that, under current Federal income tax law, if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (i.e., within two years after the first day of the Offering Period during which I purchased such shares), I will be treated for tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation, including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

Name: (Please Print)


- --------------------------------------------------------------------
(Last)                          (First)            (Middle)

- --------------------              ----------------------------------
Relationship
                                  ----------------------------------
                                              (Address)

Employee's Social
Security Number:                        ----------------------------------


Employee's Address:                     ----------------------------------

                                        ----------------------------------

                                        ----------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME IN WRITING IN ACCORDANCE WITH THE EMPLOYEE STOCK PURCHASE PLAN.


Dated:
       ---------------                  ----------------------------------
                                        Signature of Employee


Dated:
       ---------------                  ----------------------------------
                                        Spouse's Signature (if beneficiary
                                        other than spouse)

                         LEHMAN BROTHERS HOLDINGS INC.

                       1994 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


                 The undersigned participant in the Offering Period of the Lehman Brothers Holdings Inc. 1994 Employee Stock Purchase Plan (the "Plan")
which began on                , 19   (the "Enrollment Date") hereby notifies
               ---------------    --
the Company that he or she hereby withdraws from the Offering Period. The undersigned hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall thereafter be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement within the time period set forth in Section 10 of the Plan.

                                        Name and Address of Participant


                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------


                                        Signature


                                        ----------------------------------

                                        Date:
                                             -----------------------------